UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 3, 2024, DallasNews Corporation (the “Company”) received written notification (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating the Company no longer satisfies the minimum stockholders’ equity continued listing standard set forth under Section 5550(b)(1) of the Nasdaq Listing Rules. Nasdaq’s continued listing standards require the Company to maintain stockholders’ equity of at least $2.5 million. As of March 31, 2024, the Company’s stockholders’ equity was $1.7 million. The Notice also indicated that the Company does not meet the alternative standards for continued listing based on market value of listed securities or net income from continuing operations.

In accordance with Nasdaq Listing Rules, the Company has 45 calendar days from the date of the Notice to submit to Nasdaq a plan to regain compliance. The Company intends to submit such a plan to Nasdaq within the required timeframe. If Nasdaq accepts the Company’s plan, then the Company may be granted a period of 180 days from the date of the Notice to regain compliance. If the plan is not accepted, the Company will have the opportunity to appeal the decision to a Nasdaq Hearings Panel per Nasdaq Listing Rule 5815(a). The Company’s Series A Common Stock currently remains listed on Nasdaq under the symbol “DALN”.

Forward-Looking Statements. Statements in this Current Report on Form 8-K concerning the Company’s expectations relating to its plan to regain compliance with Nasdaq continued listing standards are “forward-looking statements” as the term is defined under applicable federal securities laws. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. Such risks, trends and uncertainties are, in most instances, beyond the Company’s control, and include the Company’s ability to timely submit a plan to Nasdaq, the acceptance of such plan by Nasdaq and the Company’s ability to regain compliance with the continued listing standards of The Nasdaq Capital Market, as well as other risks described in the Company’s Annual Report on Form 10-K and in the Company’s other public disclosures and filings with the Securities and Exchange Commission. Forward-looking statements, which are as of the date of this filing, are not updated to reflect events or circumstances after the date of the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2024	DALLASNEWS CORPORATION

	By:	/s/ Catherine G. Collins
Catherine G. Collins
Chief Financial Officer